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                                                                    Exhibit 10.4

[COMERICA LOGO]    ADVANCE FORMULA AGREEMENT

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As of September 5, 2001, this Agreement is made between SILICON
LABORATORIES INC. ("Borrower") and COMERICA BANK-TEXAS, a Texas banking association ("Bank").

For and in consideration of the loans and other credit which Borrower may now or hereafter obtain or request from Bank pursuant to the Credit Agreement of even date herewith between Borrower and Bank (as from time to time amended, modified restated, the "Credit Agreement") and which are secured pursuant to the Security Agreement of even date herewith executed by Borrower in favor of the Bank, and for other good and valuable consideration, Bank and Borrower agree as follows:

1. REVOLVING LOANS. The Revolving Loans (as defined in the Credit Agreement) which Bank may now or hereafter extend to Borrower are subject to the limitations of this Agreement and to the conditions and limitations of the Credit Agreement.

2. ADVANCE FORMULA. Borrower warrants and agrees that Borrower's the Facility Usage (as defined in the Credit Agreement) shall never exceed the lesser of $5,000,000 or the sum of:

     (a) eighty percent (80%) of the Domestic Eligible Accounts, as hereinafter defined; and

     (b) ninety percent (90%) of the Foreign Eligible Accounts, as hereinafter defined.

3. FORMULA COMPLIANCE. If the limitations in paragraph 2 above are exceeded at any time, Borrower shall immediately pay Bank sums sufficient to reduce the Revolving Loans by the amount of such excess.

4. ELIGIBLE ACCOUNT. "Eligible Account" shall mean an Account (as hereinafter defined) arising in the ordinary course of a Debtor's business which meets each of the following requirements:

     (a) it is not owing more than ninety (90) days after the date of the original invoice or other writing evidencing such Account;

     (b) it is not owing by an Account Debtor (as hereinafter defined) who has failed to pay twenty five percent (25%) or more of the aggregate amount of its Accounts owing to a Debtor within ninety (90) days after the date of the respective invoices or other writings evidencing such Accounts;

     (c) it arises from the sale or lease of goods and such goods have been shipped or delivered to the Account Debtor under such Account; or it arises from services rendered and such services have been performed;

     (d) it is evidenced by an invoice, dated not later than the date of shipment or performance, rendered to such Account Debtor or some other evidence of billing acceptable to Bank;

     (e) it is not evidenced by any note, trade acceptance, draft or other negotiable instrument or by any chattel paper, unless such note or other document or instrument previously has been endorsed and delivered by Borrower to Bank;

     (f) it is a valid, legally enforceable obligation of the Account Debtor thereunder, and is not subject to any offset, counterclaim or other defense on the part of such Account Debtor or to any claim on the part of such Account Debtor denying liability thereunder in whole or in part;

     (g) it is subject to a first priority, properly perfected security interest in favor of Bank and is not subject to any sale of accounts, any rights of offset, assignment, lien or security interest whatsoever other than to Bank;

     (h)   it is not owing by a subsidiary or affiliate of Borrower;

     (i) it is not owing by an Account Debtor which is the government of any foreign country or sovereign state, or of any state, province, municipality or other instrumentality thereof;

     (j) it is not an Account owing by the United States of America or any state or political subdivision thereof, or by any department, agency, public body corporate or other instrumentality of any of the foregoing, unless all necessary steps are taken to comply with the Federal Assignment of Claims Act of 1940, as amended, or with any comparable state law, if applicable, and all other necessary steps are taken to perfect Bank's security interest in such Account;

     (k) it is not owing by an Account Debtor for which Borrower has received a notice of (i) the death of the Account Debtor or any partner of the Account Debtor, (ii) the dissolution, liquidation, termination of existence, insolvency or business failure of the Account Debtor,
           (iii) the appointment of a receiver for any part of the property of the Account Debtor, or (iv) an assignment for the benefit of creditors, the filing of a petition in bankruptcy, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against the Account Debtor;

     (l) it is not an Account billed in advance, payable on delivery, for consigned goods, for guaranteed sales, for unbilled sales, for progress billings, payable at a future date in accordance with its terms, subject to a retainage or holdback by the Account Debtor or insured by a surety company;

     (m) it is not that portion of all Accounts owing by any single Account Debtor (other than PC-Tel) which exceeds twenty-five percent (25%) of the aggregate of all Accounts otherwise deemed eligible hereunder which are owing to Borrower by all Account Debtors;

     (n) it is not that portion of all Accounts owing by PC-Tel which exceeds fifty percent (50%) of the aggregate of all Accounts otherwise deemed eligible hereunder which are owing to Borrower by all Account Debtors; and

     (o) it is not owing by any Account Debtor whose obligations Bank, acting in its sole discretion, shall have notified Borrower are not deemed to constitute Eligible Accounts.

For purposes of this Agreement, an "Account" shall mean any right of a Borrower to payment for goods sold or leased or for services rendered, but shall not include interest or service charges, and "Account Debtor" shall mean a person who is obligated on or under an Account. An Account which is at any time an Eligible Account, but which subsequently fails to meet any of the foregoing requirements, shall forthwith cease to be an Eligible Account.

     "Domestic Eligible Account" shall mean an Eligible Account that is owing by an Account Debtor which maintains its chief executive office in the United States of America and is organized under the laws of the United States of America, or any state thereto.

     "Foreign Eligible Account" shall mean an Eligible Account (a) that is owing by an Account Debtor which either does not maintain its chief executive office in the United States of America or is not organized under the laws of the United States of America, or any state thereto and (b) with respect to which either the Account Debtor has delivered an irrevocable letter of credit issued or confirmed by a bank satisfactory to Bank and payable only in the United States of America and in U.S. dollars, sufficient to cover such Account, in form and substance satisfactory to Bank, or such Account is subject to credit insurance payable to Bank issued by an insurer and on terms and in an amount acceptable to Bank.

5. INSPECTIONS; COMPLIANCE. Borrower shall permit Bank and its designees from time to time to make such inspections and audits, and to obtain such confirmations or other information, with respect to any of the Collateral or any Account Debtor as Bank is entitled to make or obtain under the Credit Agreement or the Security Agreement, and shall reimburse Bank on demand for all costs and expenses incurred by Bank in connection with such inspections and audits. Borrower shall further comply with all of the other terms and conditions of the Credit Agreement and the Security Agreement.

6. DEFAULT. Any failure by Borrower to comply with this Agreement shall constitute a default under the Credit Agreement.

7. AMENDMENTS; WAIVERS. This Agreement may be amended, modified or terminated only in writing duly executed by Borrower and Bank. No delay by Bank in requiring Borrower's compliance herewith shall constitute a waiver of such right. The rights granted to Bank hereunder are cumulative, and in addition to any other rights Bank may have by agreement or under applicable law. This Agreement shall supersede and replace in their entirety any prior advance formula agreements in effect between Bank and Borrower.
     This Agreement shall be governed by and construed in accordance with the internal laws of the State of Texas, without regard to conflict of laws principles.

8. DILUTION OF ACCOUNTS. In the event the Bank, at any time in its sole discretion, determines that the dollar amount of Eligible Accounts collectable by Borrower is reduced or diluted as a result of discounts or rebates granted by Borrower to the respective Account Debtor(s), returned or rejected inventory or services, or such other reason or factor as Bank deems applicable, Bank may, in its sole discretion, upon five (5) business days' prior written notice to Borrower, reduce or other wise modify the percentage of Eligible Accounts included within the Advance Formula under paragraph 2 above and/or reduce the dollar amount of Borrower's Eligible Accounts by an amount determined by Bank in its sole discretion.


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12.  JURY WAIVER. BORROWER AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY
     IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE INDEBTEDNESS.

13.  SPECIAL PROVISIONS*


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     *None, if left blank.

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

Borrower's Chief Executive Office Address:      BORROWER:

4635 Boston Lane                                SILICON LABORATORIES INC.
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Austin, Texas 78735                             By: /s/ Navdeep Sooch
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                                                    SIGNATURE OF

------------------------------------------          Its: Chief Executive Officer
                                                         TITLE (IF APPLICABLE)

                                                By: /s/ John W. McGovern
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                                                    SIGNATURE OF

                                                    Its: Chief Financial Officer

Accepted and Approved:

COMERICA BANK-TEXAS, a Texas banking association

By: /s/ Julie A. Smith
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    SIGNATURE OF JULIE A. SMITH

Its:
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    TITLE: VICE PRESIDENT